NUVEEN INTERNATIONAL SELECT FUND

SUPPLEMENT DATED JUNE 6, 2012

TO THE SUMMARY PROSPECTUS DATED FEBRUARY 29, 2012

Effective immediately, Class R3 shares of Nuveen International Select Fund are closed to all new investments. After the close of business on June 13, 2012, the fund will liquidate all shareholder accounts invested in Class R3 shares and will distribute the proceeds of the liquidation.

PLEASE KEEP THIS WITH YOUR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-FISS-0612P